UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2025, Max Gottschalk, the Chairman of the Board of Perfect Moment Ltd. (the “Company”) extended a total of $5,089,960 in loans to the Company, providing working capital to support product purchases and operations. The loans are evidenced by an unsecured promissory note in the principal sum of $3,389,960 bearing interest at 12% per annum, with interest payable monthly, unpaid principal and interest due and payable on November 8, 2025 and an unsecured promissory note in the principal sum of $1,700,000 bearing interest at 12% per annum, with interest payable monthly, unpaid principal and interest due and payable on August 18, 2030.

In consideration for supplying these loans, the Company issued Mr. Gottschalk $305,398 of shares of the Company restricted common stock at a per share price of $0.46822, which represents the average closing price of the Company’s common stock as reported on the NYSE American for the five trading days immediately preceding the signing of the notes or an aggregate of 652,253 shares.

The foregoing descriptions of the notes do not purport to be complete and are qualified in their entirety by the terms and conditions of the notes filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 are incorporated here by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated here by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Promissory Note, Dated August 26, 2025
10.2	Promissory Note, Dated August 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2025	PERFECT MOMENT LTD.

	By:	/s/ Jane Gottschalk
Jane Gottschalk
President